Exhibit 99.2

American Rebel Light Beer Continues Aggressive Growth of National Platform with Rapid “Distributor?First” Expansion, Major Retail Authorizations, and High?Impact Motorsports + Music Activations

From American Rebel Holdings, Inc.’s (NASDAQ: AREB) beverage-industry launch announcement in October 2023 to today, American Rebel Light Beer has executed a scalable rollout strategy—pairing it’s premium, “better-for-you” light lager differentiation with leading distribution relationships that power chain placements, high-volume on-premise accounts, and repeat consumer demand in a $110B+ U.S. beer market.

NASHVILLE, Tenn., Feb. 19, 2026 (GLOBE NEWSWIRE) — American Rebel Holdings, Inc. (NASDAQ: AREB) (“American Rebel” or the “Company”), America’s Patriotic Brand™, today issued a comprehensive launch-to-today recap for American Rebel Light Beer, highlighting key milestones since the Company announced its expansion into the beverage industry in October 2023 through the brand’s accelerating distribution footprint and retail momentum in 2025 and early 2026.

American Rebel’s strategy has been clear from day one: build the foundation the right way—premium product, scalable production, and a Distribution-First growth engine—then amplify consumer pull by embedding the brand in the venues and events where patriotic fans gather to celebrate America, music, and high-energy motorsports.

In beverage, distribution is the multiplier: the right wholesaler relationships unlock chain resets, drive on-premise velocity, and create the repeatable sell-through that leads to reorders and expanded placements. American Rebel’s recent updates—ranging from NBWA pipeline activity to reported reorder momentum in key retail—reflect the strategy’s intent: fill in territories, then amplify execution across retail and on-premise simultaneously.

Since its launch in September 2024, American Rebel Light Beer has executed distribution agreements with over 30 top-tier distribution partners in 18 states including Tennessee, Connecticut, Kansas, Kentucky, Ohio, Iowa, Missouri, North Carolina, Florida, Indiana, Virginia, Mississippi, Minnesota, Arkansas, Pennsylvania, Massachusetts, West Virginia and most recently Alabama.

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CEO QUOTE: THE MARKET OPPORTUNITY + THE MISSION

Andy Ross, Chief Executive Officer of American Rebel Holdings, Inc., said, “We are on a mission to become America’s fastest-growing beverage brand.” Ross added that in a $110B+ annual domestic beer opportunity, American Rebel Light Beer is focused on scaling through top-tier distribution relationships that open doors across retail chain placements, restaurants, and entertainment venues—putting “America’s Patriotic Beer” directly in the hands of consumers who want great taste and values in the same can. Every new distributor doesn’t just add territory—it accelerates our national rollout.”

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AMERICAN REBEL® light
EST 1776

American Rebel Light Beer — Distribution Partner Growth Since Inception
Cumulative Total by Year (Prior Total + Adds)

Prior cumulative total
Added in year
2027 Goal: 125+
2026 Goal: 75+
Total Distribution Partners (Cumulative)
140
120
100
80
60
40
20
0
+6
22
+16
75
+53
+50
2024
2025
2026*
2027*

* 2026–2027 values are forward-looking projections/targets; actual results may differ.
Counts reflect publicly announced distributor partner adds through Feb 13, 2026, plus stated goals.

FROM INCEPTION TO TODAY: KEY MILESTONES

● October 2023: American Rebel announced its expansion into the beverage industry and laid out a scaled plan for light beer rollout.

● August 2024: American Rebel appointed beverage industry veteran James “Todd” Porter as President of American Rebel Beverages, LLC.

● September 2024: The Company completed its initial full production run of 12oz and 16oz cans for distribution and began processing early distributor orders and reorders.

● December 2024: The brand’s Nashville launch celebration reinforced American Rebel Light Beer’s “stand tall” positioning with high-visibility, on-premise activation.

● February 2025: American Rebel expanded consumer access via e-commerce in 40 U.S. states through a compliant platform and a network of 1,300+ retailers.

● June 2025: The Company announced initial placement scheduled for 62 Total Wine & More locations across 7 states.

● August 2025: The Company reported strong momentum at authorized and active Total Wine & More locations, including triple-digit reorder activity.

● October 2025: American Rebel Light Beer showcased a deep distributor pipeline and interest at the NBWA Convention.

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American Rebel Light Beer (www.americanrebelbeer.com) made a bold statement at NBWA 2025 with its largest and most impactful presence to date. Over the course of the convention, the company met with more than 110 distributors, achieved 83 qualified follow-ups, and secured 65 high-interest partnership opportunities. Among them, 16 distributors provided verbal commitments on-site, unlocking nine new states for potential market entry. Within just 24 hours, two distributors initiated formal contract negotiations — a clear signal of the brand’s momentum and market demand.

● November 2025: The brand announced 16oz can activity tied to Kroger placements, supporting tailgate and gathering occasions.

● February 2026: American Rebel unveiled a limited-edition 250th Anniversary Patriot Pack (12 × 16oz cans) and continued expanding distribution relationships to accelerate retail and on-premise availability.

WHAT’S IN THE CAN: A BETTER-FOR-YOU PREMIUM LIGHT LAGER BUILT TO WIN

American Rebel Light Beer is America’s Patriotic Beer—crafted for beer drinkers who want a crisp, clean, easy-drinking domestic light lager with a “better-for-you” profile, aligned with a brand that celebrates freedom and the American spirit.

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American Rebel Light Beer is positioned as a premium domestic light lager brewed for taste, quality, and consistency at scale—highlighting:

●	110 calories per 12 oz

●	4g carbs per 12 oz

●	4.2% ABV

●	100% all-malt recipe with no adjuncts / corn syrups / rice extracts

●	Cold, extended fermentation for crisp taste and “brilliant” clarity

●	Brewed in La Crosse, Wisconsin by City Brewing Company with recipe development in partnership with the AlcSource beverage innovation team

American Rebel Light Beer Distribution, Retail Chain and On-Premise Opportunities:

Todd Porter, President, American Rebel Beverages, tporter@americanrebelbeer.com

About American Rebel Holdings, Inc. (NASDAQ: AREB)

American Rebel Holdings, Inc. is a diversified patriotic lifestyle company founded by CEO Andy Ross – originally known for its branded safes and personal security products – that has expanded into the beverage, apparel, and accessories markets. In 2024, the company introduced American Rebel Light Beer, a premium domestic light lager that has since launched in multiple states and is quickly gaining recognition as “America’s Patriotic Beer.” American Rebel Light Beer is brewed all-natural and without adjuncts, delivering a crisp and refreshing taste that resonates with consumers’ values of freedom and quality. Headquartered in Nashville, Tennessee, American Rebel Holdings continues to champion patriotic principles through its products, branding, and community engagement.

With the introduction and rapid growth of American Rebel Light Beer—America’s Patriotic, God-Fearing, Constitution-Loving, National Anthem-Singing, Stand-Your-Ground Beer—the Company continues to execute its distribution-first growth strategy across the United States and is leveraging its brand position as “America’s Patriotic Brand™ to build a scalable national platform across multiple consumer categories.

To learn more, visit www.americanrebel.com and www.americanrebelbeer.com.

Watch the American Rebel Story as told by our CEO Andy Ross: The American Rebel Story

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About American Rebel Light Beer

American Rebel Light Beer is a premium domestic light lager—crisp, clean, all-natural, and bold—crafted for beer drinkers who want full-flavor refreshment with a lighter feel. With approximately 100 calories, 3.2g of carbohydrates, and 4.3% ABV per 12 oz serving, American Rebel Light is brewed without corn, rice, or added sweeteners that are common in many mass-produced light beers. Since its launch in April 2024, American Rebel Light Beer has rolled out in 18 states and continues to expand nationwide as America’s Patriotic, “healthy-for-you” light beer brewed for patriots who love this country. Anchored by its signature brand statement “America’s Patriotic, God-Fearing, Constitution-Loving, National Anthem-Singing, Stand-Your-Ground Beer,” it celebrates freedom, Life, Liberty, and the pursuit of the American Dream, inspiring consumers to Stand Tall, Stand Proud, Be Loud.

Headquartered in Nashville, Tennessee, American Rebel Light Beer is proudly served in leading honky-tonk establishments up and down Lower Broadway, bringing patriotic refreshment to the heart of Music City. The brand pursues a Distributor-First growth strategy, prioritizing strong partnerships with leading wholesalers to rapidly expand retail and on-premise availability, accelerate placements in chains and key accounts, and build nationwide momentum through consistent execution and consumer access.

Since its launch in September 2024, American Rebel Light Beer has executed distribution agreements with top-tier partners in Tennessee, Connecticut, Kansas, Kentucky, Ohio, Iowa, Missouri, North Carolina, Florida, Indiana, Virginia, Mississippi, Minnesota, Arkansas, Pennsylvania, Massachusetts, West Virginia and most recently Alabama.

Visit www.americanrebelbeer.com for more information.

IR Contact:

American Rebel Holdings, Inc. – Investor Relations

Email: IR@americanrebel.com | Website: AmericanRebelBeer.com

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Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements regarding the Company’s plans, objectives, expectations, intentions, and projections, and other statements that are not historical facts. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Forward-looking statements in this press release include, without limitation, statements regarding: the anticipated benefits and success of the Company’s distribution agreements and its “Distributor-First” strategy, including the timing, scope, and success of planned retail, on-premise, and off-premise rollouts during 2026; the Company’s expectations regarding distribution momentum, retail velocity, shelf gains, chain interest, and on/off-premise growth opportunities during 2026; the Company’s ability to complete additional distribution agreements, expand coverage within states, and “fill out the footprint” to meet increasing retailer inquiries; the Company’s ability to secure, maintain, and expand retail authorizations, including any planned resets, rollouts, placements, or account expansions referenced in this release; the Company’s ability to secure, maintain, and realize expected benefits of planned venue placements, sponsorships, sampling, and other promotional or brand-activation initiatives described in this release, including the timing, launch, and effectiveness of any such initiatives; the Company’s ability to convert retailer interest, distributor discussions, and industry-event follow-up opportunities into purchase orders, sustained distribution, repeat sales, additional distribution agreements, and new market entries; the anticipated timing, production, availability, market reception, and sales performance of the limited-edition 250th Anniversary “Patriot Pack,” including special 16 oz cans and 12-packs, which is currently in pre-production; the Company’s expectations for pre-order fulfillment, shipment, and retail availability of the Patriot Pack starting in mid-May 2026 through October 2026, or until supplies are depleted; the potential for increased consumer demand and repeat purchases during key patriotic holidays such as Memorial Day and Independence Day; the expected effects and intended benefits of the Company’s 1-for-20 reverse stock split completed on February 2, 2026 (including with respect to Nasdaq continued listing requirements); the Company’s expectations regarding the timing and outcome of its planned appeal to an upcoming Nasdaq Hearings Panel hearing following the Company’s receipt of a Nasdaq delisting notice, and the Company’s contingency planning for seeking quotation or listing of its common stock on the OTC Markets in the event of a Nasdaq delisting; the treatment of fractional shares and the Company’s round-lot shareholder protection; the expected adjustments to outstanding derivative securities and equity plans; and the Company’s expectations regarding future sales, growth, and financial performance.

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Forward-looking statements are based on current expectations, estimates, projections, and assumptions and are not guarantees of future performance. Actual results may differ materially from those expressed or implied in the forward-looking statements due to a variety of risks and uncertainties, including, without limitation, those described in the Company’s filings with the U.S. Securities and Exchange Commission, as well as risks related to: the ability of the Company’s distributors and other channel partners to effectively market, merchandise, and distribute American Rebel Light Beer and to achieve expected placements, authorizations, and sales results; the Company’s ability to secure, maintain, and expand retail authorizations, including the risk that anticipated resets, rollouts, placements, chain authorizations, or account expansions may be delayed, modified, reduced, not implemented, or terminated; the Company’s ability to execute successful on-premise and off-premise programs and to achieve expected results from marketing, promotional, sponsorship, sampling, and other brand-activation initiatives, and the risk that any such initiatives may be delayed, modified, not launched, or may not achieve expected results; the Company’s ability to convert expressions of interest, discussions, pipeline activity, and event-generated follow-ups into signed agreements, purchase orders, sustained distribution, reorders, and profitable sales; production delays, supply chain disruptions, packaging availability constraints, regulatory and quality approvals, changes in consumer preferences, and competitive pressures in the beverage industry; the Company’s ability to meet pre-order commitments or maintain inventory levels for limited-edition or new packaging initiatives, including the 250th Anniversary Patriot Pack, which is currently in pre-production, and for which there can be no assurance that final production will occur or that orders will be fulfilled on the expected or implied timeline, in expected quantities, or at all; the impact of the reverse stock split on the liquidity, trading volume, and volatility of the Company’s common stock; the Company’s receipt of a Nasdaq delisting notice, the risk that the Company’s appeal and Nasdaq Hearings Panel hearing may not be successful, and the risk that the Company may be unable to regain or maintain compliance with Nasdaq continued listing requirements; risks associated with a potential delisting from Nasdaq and the Company’s contingency planning for seeking quotation or listing on the OTC Markets, including reduced liquidity, increased volatility, and adverse effects on the Company’s ability to raise capital; the risk of delays, disruptions, or errors by the Company’s transfer agent, DTC, or brokerage firms in processing the reverse stock split or distributing any rounding adjustments; the dilutive effect of rounding up fractional shares or providing round-lot shareholder protection; and general economic, market, and industry conditions.

Additional information regarding these and other risks is included in the Company’s filings with the Securities and Exchange Commission (“SEC”), including under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as such filings may be amended or supplemented from time to time. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to publicly update or revise any forward-looking statements except as required by law.

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